IMMUCELL CORPORATION

EXHIBIT 31

CERTIFICATIONS PURSUANT TO

RULE 13a-14(a) OR RULE 15d-14(a),

AS ADOPTED PURSUANT TO

RULE 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael F. Brigham, certify that:

I have reviewed this Quarterly Report on Form 10-Q of ImmuCell Corporation;

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of ImmuCell Corporation as of, and for, the periods presented in this report;

I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for ImmuCell Corporation and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to ImmuCell Corporation is made known to me by others, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of ImmuCell Corporation’s disclosure controls and procedures and presented in this report my conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in ImmuCell Corporation’s internal control over financial reporting that occurred during ImmuCell Corporation’s most recent fiscal quarter (ImmuCell Corporation’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, ImmuCell Corporation’s internal control over financial reporting; and

I have disclosed, based on my most recent evaluation of internal control over financial reporting, to ImmuCell Corporation’s auditors and the audit committee of ImmuCell Corporation’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect ImmuCell Corporation’s ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in ImmuCell Corporation’s internal control over financial reporting.

May 12, 2004

/s/ Michael F. Brigham
Michael F. Brigham
President, Chief Executive Officer
and Principal Financial Officer